Exhibit 99.1

Citizens financial group, Inc.

Goldman Sachs US Financial Services Conference 2015

December 2015

Bruce Van Saun, Chairman and Chief Executive Officer

Important Information and GAAP/Non-GAAP Information

This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”

Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: ? negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; ? the rate of growth in the economy and employment levels, as well as general business and economic conditions; ? our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets; ? our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations; ? liabilities and business restrictions resulting from litigation and regulatory investigations; ? our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms; ? the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; ? changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; ? the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; ? financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; ? a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks; ? management’s ability to identify and manage these and other risks; and ? any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by The Royal Bank of Scotland Group plc (RBS).

In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our board of directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends.

More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the United States Securities and Exchange Commission on March 3, 2015.

Note: Percentage changes, per share amounts, and ratios presented in this document are calculated using whole dollars.

Non?GAAP Financial Measures

This document contains non-GAAP financial measures. The Appendix hereto presents reconciliations of certain non-GAAP financial measures to the most directly comparable GAAP measures.

These non-GAAP measures include “core revenue”, “core noninterest income”, “core noninterest expense”, “core net income”, and “core net income available to common stockholders”. In addition, we present computations for “return on average tangible common equity”, “efficiency ratio”, “core return on average tangible common equity”, “core efficiency ratio” “adjusted average deposits”, “core expense/earning asset ratio” and “core net interest margin” as part of our non-GAAP measures.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and to make day-to-day operating decisions. We believe this presentation also increases comparability of period-to-period results. We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

1

Citizens financial group, Inc.

Key investment highlights

Attractive business mix with growing and profitable commercial Attractive, client- business complementing strong consumer business centric franchise

Good market share across key products and geographies with scale

Client-centric model focused on deepening customer relationships

Strong, clean Strong, peer-leading capital ratios balance sheet

Stable, low-cost deposit base supports growth plans

Excellent asset quality

Focused on delivering consistent and attractive growth

Expected path to

Committed to improving efficiency and effectiveness improved profitability Optimizing capital structure and risk profile to enhance risk-adjusted returns

2	Citizens financial group, Inc.

Solid franchise with leading positions in attractive markets

Retail presence in 11 states

Top 5 deposit market share in 9 of 10 largest MSAs[1]



Detroit, MI: #8
Rochester, NY: #4
Manchester, NH: #1
Buffalo, NY: #5
Albany, NY: #2
Boston, MA: #2
Cleveland, OH: #3
Pittsburgh, PA: #2
Providence, RI: #1
Philadelphia, PA: #4

- Leading deposit market share of 10.7% in top 10 MSAs[1]
  - #2 deposit market share in New England
- Relatively diverse economies/affluent demographics
- Serve 5 million+ individuals, institutions and companies
- ~17,800 colleagues

	Dimension[2]	Rank[3]
National	Assets - $135.4 billion	#13
National	Loans - $97.4 billion	#12
National	Deposits - $101.9 billion	#12
National	Branches - ~1,200	#11
National	ATM network - ~3,200	#8
National	Lead/joint lead bookrunner	#8[4]
National	Student - $ 3.8 billion	Top 4 rank nationally[5]
In-Footprint	Deposits - $101.9 billion	Top 5 rank: 9/10 markets[1]
In-Footprint	HELOC - $15.1 billion	Top 5 rank: 8/9 markets[6]
In-Footprint	Mortgage - $12.8 billion	Top 5 rank: 2/9 markets[7]
In-Footprint	Middle-market lending	#5[8]

Source: SNL Financial, unless otherwise noted.
1) Updated annually, as of 6/30/2015, excludes non-retail branches and banks with limited retail operations.
2) Data as of 9/30/2015, unless otherwise noted.
3) Ranking based on 9/30/2015 data , unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
4) Thomson Reuters LPC, 3Q15 data based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
5) CFG estimate, based on published company reports, where available, private student loan origination data as of 12/31/2014.
6) According to Equifax; origination volume as of 6/30/2015.
7) According to Equifax; origination volume as of 3/31/2015.
8) Based on market penetration, according to Greenwich Associates 2Q15 rolling four-quarter data (Citizens – Footprint - $25-500MM).

Citizens Financial Group, Inc.

3

Robust product offerings and balanced business mix

Consumer Commercial

Retail Deposit Services Corporate Banking Mobile/Online Banking Commercial Real Estate Deep client Extensive Credit/Debit Card + Franchise Finance relationships product set Wealth Management Asset Finance Home Equity loans/lines PE/Sponsor Finance Mortgage Healthcare/Technology/ Auto Oil & Gas/Not-for-Profit

Drive cross-sell and verticals

Education Finance wallet share Capital Markets Business Banking Treasury Solutions

Commercial Deposit Services

Period-end loans and leases(1) $74 billion 2009 $95 billion 3Q15

Targeting

50/50

Commercial Mix Commercial 36%

45% 55% 64%

Consumer Consumer

1) Reflects loans and leases and loans and leases held for sale in our operating segments (Consumer and Commercial Banking). Excludes loans held in Other/Non-core loans. 4

Citizens financial group, Inc.

We have added real talent... starting to see the benefits

Board	Date joined	Key experience
Anthony Di Iorio	January 2014	Former CFO Deutsche Bank AG, Former Director RBS Group plc
Mark Casady	June 2014	Chairman and CEO, LPL Financial Holdings, Inc.
Lee Higdon	August 2014	Former Vice Chairman Salomon Brothers, Past President Connecticut College, Chairman HealthSouth Corporation and Lead Director Eaton Vance Corporation
Christine Cumming	October 2015	Former First Vice President and COO, New York Federal Reserve

Leadership member	Title	Date joined	Key experience
Eric Aboaf	Chief Financial Officer	April 2015	Treasurer, Citigroup
Don McCree	Vice Chairman and Head of Commercial Banking	September 2015	CEO of Corporate Banking and Treasury Services, JPMorgan Chase & Co.
John Bahnken	Head of Wealth	October 2015	Senior Executive Vice President, Wealth Management Group, Bank of the West/BNP Paribas Group; formerly Bank of America
Steve Gannon	General Counsel	August 2014	Deputy General Counsel, Capital One Financial Corporation
Beth Johnson	Chief Marketing Officer and Head of Consumer Strategy	October 2013	Partner, Bain & Co.
Chris Nard	Head of Mortgage Banking	October 2015	Chairman and CEO, Republic Mortgage Insurance Company
Simon Griffiths	Head of Consumer Distribution	October 2015	Managing Director of Retail Network, Santander National Head of Branch Administration, JPMorgan Chase & Co.
Malcolm Griggs	Chief Credit Officer	December 2014	Head of Business Risk and Controls, Citigroup Formerly Chief Risk Officer, Fifth Third Bancorp

Citizens Financial Group, Inc.

5

Building a top-performing regional bank

Where we’ve come from Where we are now Where we’re going

Lagging revenue productivity Developed/implemented plan to Well-balanced Commercial and

? Under-levered balance sheet address underlying issues and Consumer business mix

? Lack of scale in key businesses grow revenues ? Leading customer service and

? Sub-optimal asset mix/risk ? Just entering “middle innings” value proposition appetite ? Making steady progress ? Capital deployment that Revenue ? Product and customer ? Target meaningful operating delivers optimal risk-adjusted proposition behind peers leverage during turnaround returns, NIM, cross sell

? Underinvestment in brand phase ? Organic growth focus

? Powerful, respected brand Lagging technology investment Have invested $500 million above Technology platform that is and sub-optimal expense natural technology spend level over customer-centric, reliable, investment past 5 years resilient and efficient Technology ? Efficiency initiatives are self-funding growth initiatives Inconsistent and non- Significant efforts in progress to Fully capable of meeting comprehensive risk framework advance risk/regulatory increasingly heightened capabilities regulatory expectations; strong Governance embedded risk culture

& Immature governance and Fully developed reporting Commitment to leadership Risk reporting capabilities capabilities; well-functioning excellence; widely respected, Board and executive team transparent reporting

Need for greater accountability Preserving “3C” historical culture Top quartile rank – Organizational Culture and sense of urgency while improving execution Health Index, employee effectiveness engagement

6	Citizens financial group, Inc.

Summary of progress on strategic initiatives

	Initiative	3Q15 Status	Commentary
Consumer	Reenergize household growth		3Q15 household growth of 2% and deposits up 7% from 3Q14. New customer cross-sell rate increased to 3.26 vs. 3.05 in 3Q14.
	Expand mortgage sales force		LOs up 81, or 22%, and origination volume up 53% from 3Q14. Continued competitive pressure around attracting and retaining LOs with strong conforming orientation.
	Grow Auto		3Q15 organic origination yields of 3.51%, up 41 bps from 3Q14.
	Grow Student		Continued strong new refi product originations of $262 million in 3Q15.
	Expand Business Banking		Relationship managers up 13 from 2Q15 and 39 since 3Q14. Pricing improvements gaining traction with portfolio yields up 6 bps vs. 3Q14.
	Expand Wealth sales force		Added 42 wealth managers and 151 licensed bankers over the past year; wealth managers relatively flat with 2Q15.
Commercial	Build out Mid-Corp & verticals		Mid-Corp and specialty vertical average loans up from 3Q14 by 6% and 42%, respectively.
	Continue development of Capital Markets		Fee income declined 5% from 3Q14 given weaker market conditions while market share improved in traditional middle market & sponsor-led deals.
	Build out Treasury Solutions		Fees up 7% in the quarter compared to 3Q14 with strong contributions from cash management and commercial card.
	Grow Franchise Finance		Strong portfolio growth with average balances up 21% from 3Q14.
	Core: Middle Market		Average loans up 2% YoY, with origination yields in 3Q15 expanding 33 bps compared to 3Q14, reflecting improved pricing discipline.
	Core: CRE		CRE average loans up 17% to $8.2 billion from 3Q14.
	Core: Asset Finance		Portfolio balances flat compared to 3Q14. New business initiatives targeting areas with attractive risk/return metrics underway to mitigate reduced RBS referrals.
Enterprise	Top I		On-track to largely complete $200 million in cost savings ideas by YE15.
	Top II		Starting to see benefits from pricing and operations transformation initiatives. Revenue enhancement initiatives building momentum, but are early in evolution.
	Balance Sheet Optimization		Initiatives in flight to focus balance sheet on most productive assets and lower deposit costs. Recent efforts have begun to arrest NIM decline.

7

Incremental revenue and efficiency initiatives (Top 2)

On track to deliver $25 million pre-tax benefit in 2015 and $90-115 million in 2016

Category	Name	Description	2016 Targeted Pre-tax Benefit ($s in millions) Revenue	Expense	Progress to date
Efficiency	Operations Transformation	Refine operating model to simplify organization, reduce costs, improve service levels and enhance controls		$25-$30	• $8 million of savings recognized in 2015 and have a clear trajectory to meet 2016 target based on operating model changes already in place.
	Procurement	Achieve cost reduction opportunities through further vendor management consolidation and tighter standards		$15-$20	• On track to deliver $10+ million in savings in 2015, providing solid start for 2016. Early results in reducing use of external resources and tightening travel and office supplies policies.
Pricing	Commercial Lending / Treasury Services	Improve customer pricing methodology to better align with competitive landscape, utilizing enhanced client segmentation	$20-$25		• Lending pricing pilot exhibiting uplift, results slightly ahead of assumptions. • Treasury Services price increases tracking to expectations.
Revenue Enhancement	Consumer distribution channel effectiveness	Launch effort to improve branch and contact center sales effectiveness, with the goal of deepening customer relationships	$15-$20		• On track for January launch. Performance very close to business case levels of 1-2 average incremental sales per branch per week.
	Commercial and Consumer	Develop improved high-value customer retention programs, and enhanced tools and analytics to improve cross-sell efforts	$15-$20		• Initiatives underway focusing on deposit retention, home equity attrition, and converting new to bank customers to primary status. Early results positive.
Total			$50-$65	$40-$50	

$90-$115

Citizens Financial Group, Inc.

8

Spotlight: Current focus areas for Consumer Banking

- **Customer segmentation strategies**
  - Improve customer satisfaction
  - Drive loyalty and profitability
- **Optimization of branch network and remote channels**
  - Transform branches via multi-year initiative
  - Enhance digital capabilities to accelerate adoption rates
- **Invest in data capabilities**
  - Build out targeting capabilities
  - Streamline fulfillment
- **Fine tune balance sheet growth**
  - Optimize asset growth across mix, risk appetite, pricing
  - Bring down/optimize deposit funding costs
- **Improve progress on Wealth and Mortgage initiatives**
  - New leadership in Wealth and Mortgage
  - Focused on recruiting/onboarding, operational excellence, product offering

Active online banking penetration[1]


53.5%
54.6%
54.2%
54.4%
4Q14
1Q15
2Q15
3Q15

Universal/specialty banker mix[2]


61%
65%
70%
69%
4Q14
1Q15
2Q15
3Q15

Deposit HHs with an investment product[3]


6.9%
7.0%
7.0%
7.1%
4Q14
1Q15
2Q15
3Q15

1) Retail Consumer Checking households with at least one logon during the month.
2) Universal Bankers, Licensed Bankers, and Small Business Specialists as a percent of the total banker and teller FTE.
3) Retail households with both a deposit and investment relationship.

Citizens Financial Group, Inc.

9

Spotlight: Current focus areas for Commercial Banking

- **Sharpen "where we play" to optimize yield and cross-sell**
  - Continue to build out industry verticals – technology, health care, energy and government contractors
  - Refine segmentation in areas such as health care real estate and underpenetrated geographies

- **Continue to aggressively grow commercial deposits**
  - Optimize cost by improving targeting, cross-sell, product offering

- **Tap full potential of Treasury Solutions business**
  - Continue technology investments to enhance capabilities

- **Build-out global and capital markets capabilities to add new fee streams**
  - Develop bond/equity underwriting, middle-market M&A capacity
  - Drive originate/distribute model in Commercial Real Estate


Industry Verticals Loan Balances
$s in billions
$2.5
$2.9
$3.0
$3.0
4Q14
1Q15(1)
2Q15
3Q15


Avg. Commercial Deposits
$s in billions
$22.5
$21.9
$22.7
$24.6
4Q14
1Q15
2Q15
3Q15


Treasury Solutions Sales FTEs
34
31
35
39
4Q14
1Q15
2Q15
3Q15


Loan Syndication
Overall Middle Market Ranking (2)
#9
#5
#9
#8
4Q14
1Q15
2Q15
3Q15

1) Reflects 4Q14 acquisition of $400 million Reserve Based Lending Portfolio from RBS.
2) Thomson Reuters LPC data - Middle Market bookrunner rank is based on number of deals.

Citizens Financial Group, Inc.

10

We remain positioned for rising rates…



Interest-rate sensitivity ranking (1,2)
(200 bps gradual increase)
13.0%
10.1%
7.1%
6.3%
5.4%
3.1%
2.7%
2.4%
2.4%
1.6%
CMA
MTB
CFG
RF
PNC
STI
BBT
USB
KEY
FITB



Interest-rate sensitivity trend (1,2)
6.8%
6.0%
6.6%
6.3%
6.8%
7.2%
6.8%
7.1%
3.0%
2.5%
3.0%
3.3%
3.2%
3.3%
2.8%
2.7%
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Peer Median(1)
CFG

- Net interest income poised to benefit from rising rates
  - ~75% of asset sensitivity is centered around the short end of the yield curve
  - ~82% of the commercial loan portfolio and half of home lending portfolio is floating rate
  - Fixed-rate assets amortize more quickly than the various sources of fixed-rate funding
  - Assume interest-bearing deposit betas of approximately 60% with total deposit betas just under 50% through a tightening cycle
    - ~5 percentage points higher than CFG experience in last rate cycle

…but see plenty of opportunity to drive performance by executing well on our initiatives

1) Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB. Note: peer estimate based on public disclosures and utilizes 200 basis point gradual increase above 12-month forward curve, except for PNC and STI.
2) Peer median excludes PNC and STI which disclose sensitivity for a 100 basis point gradual increase and 100 and 200 basis point shock, respectively. Utilized assumptions based on these disclosures to approximate sensitivity for a 200 basis point gradual increase.

Citizens Financial Group, Inc.

11

CFG core revenue growth vs. peers

$s in millions

Delivering solid core revenue growth as initiatives gain traction

Growing revenues faster

(Core revenue[1])



0.6% CAGR
$2,067
$2,024
$2,074
$2,063
$2,089
$2,035
$2,099
$2,089
$1,103
$1,116
$1,151
$1,159
$1,178
$1,165
$1,191
$1,207
5.3% CAGR
CAGR 467 bps better than peers
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15

Core noninterest income[1]



1.9% CAGR
$852
$824
$873
$863
$886
$859
$911
$881
$337
$321
$331
$339
$338
$329
$351
$351
2.4% CAGR
Fees broadly in line with peers
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
CFG core results
Peer average core results (2)

Source: SNL Financial, Bloomberg, and Company filings.

1) Non-GAAP item. See appendix for a reconciliation of non-GAAP items. Prior to 3Q14, Core CFG results exclude, as applicable, the following estimated impact of the Chicago Divestiture: $6 million in service charges and fees, $3 million in card fees, $2 million in trust and investment services fees and $1 million of Other fee income. 4Q13 results also exclude the estimated effect of a change in ACH/Debit posting order of $5 million. 2Q14 results also exclude $288 million Chicago Divestiture gain, and $9 million FFELP sale gain, 1Q15 excludes gain on sale of mortgage portfolio of $10 million, respectively. Peer results adjusted for similar unusual or special revenue and expense items where available.

2) Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB. Peer average does not include estimated impact of posting order change.

Citizens Financial Group, Inc.

12

Loan and deposit growth tracking well vs. peers

$s in billions

Total average loans and leases



7.1% CAGR
296 bps better than peers
$85.8
$86.1
$88.0
$89.7
$92.0
$94.0
$95.6
$96.8
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Retail CFG
Commercial CFG

- 6.4% retail loan CAGR vs. peer average of (0.4)%
- 7.9% commercial loan CAGR vs. peer average of 7.7%

Total average deposits[1]



8.2% CAGR
268 bps better than peers
$88.0
$86.4
$87.6
$91.7
$94.8
$95.6
$98.5
$101.0
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15

- Accelerated deposit growth to compensate for 2Q14 Chicago Divestiture, now focused on cost optimizations

Lower core net interest margin compression[1]



3.27%
3.22%
3.16%
3.08%
3.01%
2.98%
2.96%
2.94%
28 bps better than peers
2.81%
2.87%
2.85%
2.77%
2.80%
2.77%
2.72%
2.76%
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
CFG
Peers(2)

Source: SNL Financial, Bloomberg, and Company filings.

1) Non-GAAP item. See appendix for a reconciliation of non-GAAP items. Core CFG results exclude, as applicable, restructuring charges and special items, and securities gains. Results prior to 3Q14 also adjusted for the following estimated impact of the Chicago Divestiture: Net interest income - $13 million, Noninterest income - $12 million, and Noninterest expense - $21 million, and the associated loans and deposits. 4Q13 results also exclude the estimated effect of a change in ACH/Debit posting order of $5 million. 2Q14 results also exclude $288 million Chicago Divestiture gain, and $9 million FFELP sale gain, 1Q15 excludes gain on sale of mortgage portfolio of $10 million, respectively. Peer results adjusted for similar unusual or special revenue and expense items where available.

2) Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB.

Citizens Financial Group, Inc.
13

Improving core efficiency and profitability vs. peers

Consistent record of improving profitability and returns, narrowing gap vs. peers

Expense/earning assets

(Core expense/core earning assets ratio[1])



3.5%
3.3%
3.2%
3.2%
3.2%
3.1%
3.2%
3.0%
2.8%
2.9%
2.8%
2.7%
2.6%
2.7%
2.6%
2.6%
47 bps better than peers
4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15
CFG
Peer average[3]

Accelerating profitability

$s in millions (Core net income[1,2])



$500
$485
$516
$513
$523
$478
$491
$491
$144
$146
$197
$201
$216
$203
$209
$211
24% CAGR
Peers 2%
CFG 46%
4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15
CFG
Peer average[3]

Efficiency improvement

(Core efficiency ratio[1])



70%
71%
70%
68%
67%
69%
67%
66%
63%
63%
61%
62%
62%
64%
63%
63%
353 bps improvement vs. peers
4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15

Improving return on equity

(Core return on average tangible common equity[1])



13.0%
12.5%
12.9%
12.6%
12.6%
11.4%
11.5%
11.4%
Peers 165 bps
4.5%
4.6%
6.0%
6.2%
6.7%
6.3%
6.5%
6.5%
CFG 207 bps
4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15

Source: SNL Financial, Bloomberg, and Company filings.

1) Non-GAAP item. See appendix for a reconciliation of non-GAAP items. Core CFG results exclude, as applicable, restructuring charges and special items, and securities gains. Results prior to 3Q14 also adjusted for the following estimated impact of the Chicago Divestiture: Net interest income - $13 million, Noninterest income - $12 million, and Noninterest expense - $21 million, and the associated loans and deposits. 4Q13 results also exclude the estimated effect of a change in ACH/Debit posting order of $5 million. 2Q14 results also exclude $288 million Chicago Divestiture gain, and $9 million FFELP sale gain, 1Q15 excludes gain on sale of mortgage portfolio of $10 million, respectively. Peer results adjusted for similar unusual or special revenue and expense items where available.

2) Core net income applicable to common stockholders.

3) Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB.

Citizens Financial Group, Inc.

14

Stronger capital than peers

Total capital ratio

Executed $2.2 billion in capital exchange 16.1% 16.0% 16.2% 16.1% transactions since 6/30/2013, mix of capital

15.8%

15.5% 15.3% 15.4% now broadly aligned with peers

180 bps above peers

14.2% 14.2% 14.4% 14.2% 14.2%

13.8% 13.6%

13.6% Capital mix

4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 16.1%

15.4%

14.2% 13.6% 2.6% 16% CFG Peer average(1) 3.6%

24% 25%

4.1% 28% 3.4%

Common equity tier 1 ratio(2)

13.5% 84% 11.8% 76% 10.1% 72% 10.2% 75%

13.5% 13.4% 13.3% 12.9% 12.4% 12.2%

11.8% 11.8% (2)

4Q13 3Q15 4Q13 3Q15

160 bps

CFG Peers (1) above peers

10.3% 10.3% 10.4% 10.4% Common equity tier 1 ratio (2)

10.1% 10.2% 10.2% 10.2%

All other capital

4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15

Source: SNL Financial. Regulatory data.

1) Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB.

2) Common equity tier 1 capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015. 15

Citizens financial group, Inc.

Key messages

We are executing well against our agenda; delivering near-term financial progress towards ambitious medium-term goals

We have the foundation for a great franchise, though much to do to tap full potential

– Our turnaround plan addresses gaps/weaknesses on both a tactical and strategic level We have added real talent to the Board and management team

While an increase in short-term rates will be beneficial, we can continue to drive business and financial progress by executing well

To date, our performance gap with peers is steadily closing

16 Citizens financial group, Inc.

Appendix

17 Citizens financial group, Inc.

Non-GAAP Reconciliation Table

$s in millions

		QUARTERLY TRENDS								
		3Q15	2Q15	1Q15	4Q14	3Q14	2Q14	1Q14	4Q13	3Q15 vs 4Q13
Noninterest income, excluding special items:										
Noninterest income (GAAP)	A	$353	$360	$347	$339	$341	$640	$358	$379	
Less: Special items - Chicago gain		-	-	-	-	-	288	-	-	
REPORTED NON-GAAP Noninterest income, excluding special items	B	353	360	347	339	341	352	358	379	
Less: Securities gains		2	9	8	1	2	-	25	25	
Less: FFELP sale gain - Net interest Income		-	-	-	-	-	9	-	-	
Less: Mortgage portfolio		-	-	10	-	-	-	-	-	
Less: Estimated - Chicago sale gain		-	-	-	-	-	12	12	12	
Less: Estimated- Posting order change		-	-	-	-	-	-	-	5	
CORE noninterest income, excluding special items	C	$351	$351	$329	$338	$339	$331	$321	$337	
Total revenue, excluding special items:										
Total revenue (GAAP)	D	$1,209	$1,200	$1,183	$1,179	$1,161	$1,473	$1,166	$1,158	
Less: Special items - Chicago gain		-	-	-	-	-	288	-	-	
REPORTED NON-GAAP Total revenues, excluding special items	E	1,209	1,200	1,183	1,179	1,161	1,185	1,166	1,158	
Less: Securities gains		2	9	8	1	2	-	25	25	
Less: FFELP sale gain		-	-	-	-	-	9	-	-	
Less: Mortgage portfolio		-	-	10	-	-	-	-	-	
Less: Estimated - Chicago sale gain - Net interest income		-	-	-	-	-	13	13	13	
Less: Estimated - Chicago sale gain - Noninterest income		-	-	-	-	-	12	12	12	
Less: Estimated - Posting order change		-	-	-	-	-	-	-	5	
Total revenue, excluding special items (core revenue)	F	$1,207	$1,191	$1,165	$1,178	$1,159	$1,151	$1,116	$1,103	
Noninterest expense, excluding restructuring charges and special items:										
Noninterest expense (GAAP)	G	$798	$841	$810	$824	$810	$948	$810	$818	
Less: Restructuring charges and special items		-	40	10	33	21	115	-	26	
REPORTED NON-GAAP Noninterest expense, excluding special items	H	798	801	800	791	789	833	810	792	
Less: Estimated - Chicago adjustment		-	-	-	-	-	21	21	21	
Noninterest expense, excluding restructuring charges and special items (core expense)	I	$798	$801	$800	$791	$789	$812	$789	$771	
Net income, excluding restructuring charges and special items:										
Net income (GAAP)	J	$220	$190	$209	$197	$189	$313	$166	$152	
Add: Restructuring charges and special items, net of income tax expense (benefit)		-	25	6	20	13	(108)	-	17	
REPORTED NON-GAAP Net Income, excluding restructuring charges and special items	K	220	215	215	217	202	205	166	169	
Add: Restructuring charges and special items, net of income tax expense (benefit)		(2)	(6)	(12)	(1)	(1)	(8)	(20)	(25)	
Net income, excluding restructuring charges, special items and securities gains (core net income)	L	$218	$209	$203	$216	$201	$197	$146	$144	51%
Effective Tax Rate		34.12%	32.69%	33.68%	30.56%	30.81%	34.27%	29.45%	26.87%	
Net income available to common stockholders, excluding restructuring charges and special items										
Net income available to common stockholders (GAAP)	M	$213	$190	$209	$197	$189	$313	$166	$152	
Add: Restructuring charges and special items, net of income tax expense (benefit)		-	25	6	20	13	(108)	-	17	
REPORTED NON-GAAP Net income available to common stockholders, excluding restructuring charges and special items	N	213	215	215	217	202	205	166	169	
Add: Restructuring charges and special items, net of income tax expense (benefit)		(2)	(6)	(12)	(1)	(1)	(8)	(20)	(25)	
Net income available to common stockholders, excluding restructuring charges, special items and securities gains (core net income available to common stockholders)	O	$211	$209	$203	$216	$201	$197	$146	$144	46%

Citizens Financial Group, Inc.™

18

Non-GAAP Reconciliation Table

$s in millions

QUARTERLY TRENDS

3Q15 2Q15 1Q15 4Q14 3Q14 2Q14 1Q14 4Q13 3Q15 vs 4Q13

Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:

Average common equity (GAAP) P $19,261 $19,391 $19,407 $19,209 $19,411 $19,607 $19,370 $19,364 Less: Average goodwill (GAAP) 6,876 6,876 6,876 6,876 6,876 6,876 6,876 6,876 Less: Average other intangibles (GAAP) 4 5 5 6 6 7 7 8 Add: Average deferred tax liabilities related to goodwill (GAAP) 453 437 422 403 384 369 351 342 Average tangible common equity (non-GAAP) Q $12,834 $12,947 $12,948 $12,730 $12,913 $13,093 $12,838 $12,822

Return on average tangible common equity (non-GAAP) M/Q 6.6% 5.9% 6.5% 6.1% 5.8% 9.6% 5.2% 4.7% 189 bps

REPORTED NON-GAAP Return on average tangible common equity, excluding N/Q 6.6% 6.7% 6.7% 6.8% 6.2% 6.3% 5.2% 5.2% 136 bps restructuring charges and special items Core—Return on average tangible common equity, excluding restructuring O/Q 6.5% 6.5% 6.3% 6.7% 6.2% 6.0% 4.6% 4.5% 207 bps charges and special items

Efficiency ratio:

Net interest income (GAAP) R $856 $840 $836 $840 $820 $833 $808 $779 Add: Noninterest income (GAAP) S 353 360 347 339 341 640 358 379 Total revenue (GAAP) T $1,209 $1,200 $1,183 $1,179 $1,161 $1,473 $1,166 $1,158 Efficiency ratio (non-GAAP) G/T 66% 70% 68% 70% 70% 64% 69% 71%

REPORTED NON-GAAP Efficiency ratio, excluding restructuring charges and 66% 67% 68% 67% 68% 70% 69% 68% special items Core—Efficiency ratio, excluding restructuring charges and special items I/F 66% 67% 69% 67% 68% 70% 71% 70%

Total Average Deposits, exluding special items:

Total Average Depostis (GAAP) $100,990 $98,533 $95,645 $94,797 $91,676 $92,166 $91,596 $93,184 Less: Special items—Chicago Divestiture — — — — — 4,543 5,230 5,230 Average Deposits, excluding special items $100,990 $98,533 $95,645 $94,797 $91,676 $87,623 $86,366 $87,954

Core: Expense/earning assets ratio:

Average interest earning assets $123,017 $123,205 $121,342 $118,730 $117,196 $115,992 $112,505 $108,972 Less: Estimated—Chicago adjustment — — — — — 1,031 1,031 1,031 Earning assets U $123,017 $123,205 $121,342 $118,730 $117,196 $114,961 $111,474 $107,941 Core expense/earning assets ratio I/U 2.6% 2.6% 2.7% 2.6% 2.7% 2.8% 2.9% 2.8%

Net interest margin, excluding special items:

Average interest earning assets V $123,017 $123,205 $121,342 $118,730 $117,196 $115,992 $112,505 $108,972 Less: Estimated—Chicago adjustment — — — — — 1,031 1,031 1,031 Earning assets W $123,017 $123,205 $121,342 $118,730 $117,196 $114,961 $111,474 $107,941 Earning asset yield X 3.13% 3.08% 3.12% 3.14% 3.08% 3.16% 3.19% 3.18%

Calculated interest income V*X $3,856 $3,799 $3,790 $3,731 $3,615 $3,662 $3,590 $3,466 Less: Estimated—Chicago adjustment (annualized) — — — — — 42 42 42

Annualized interest income, excluding Chicago adjustment Y $3,856 $3,799 $3,790 $3,731 $3,615 $3,620 $3,548 $3,424

Total interest bearing liabilities balance Z $86,237 $86,886 $85,395 $82,494 $80,843 $78,469 $76,552 $72,687 Less: Estimated—Chicago adjustment — — — — — 3,675 4,233 4,233 Less: Estimated replacement funding—deposits — — — — — (2,644) (3,202) (3,202) Interest bearing liabilities $86,237 $86,886 $85,395 $82,494 $80,843 $77,438 $75,521 $71,656 Interest bearing liabilities yield AA 0.54% 0.52% 0.50% 0.49% 0.45% 0.43% 0.45% 0.52% Calculated interest expense Z*AA $458 $444 $429 $406 $366 $333 $341 $381 Add: Estimated—Chicago adjustment (annualized) — — — — — 9 9 9

Annualized interest expense, excluding Chicago adjustment BB $458 $444 $429 $406 $366 $342 $350 $390

Annualized net interest income, excluding Chicago adjustment CC=Y-BB $3,398 $3,355 $3,361 $3,325 $3,249 $3,278 $3,198 $3,034

Net interest margin, excluding special items (core net interest margin) CC/W 2.76% 2.72% 2.77% 2.80% 2.77% 2.85% 2.87% 2.81%

Reported net interest margin (GAAP) 2.76% 2.72% 2.77% 2.80% 2.77% 2.87% 2.89% 2.83%

19 Citizens financial group, Inc.

Citizens financial group, Inc. 20